UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2013
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
______________

Delaware	77-0160744
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200 La Jolla, CA	92037 (Zip Code)
(Address of principal executive offices)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Supplement to the Proxy Statement filed by Ligand Pharmaceuticals Incorporated (the “Company”) with the Securities and Exchange Commission (“SEC”) on June 4, 2013, the Company took the following actions with respect to John L. Higgins, the Company’s President and Chief Executive Officer, on June 3, 2013:

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Voided 14,334 shares subject to the stock option award granted to Mr. Higgins on February 9, 2012 (the “Original Higgins Option”), and made a corresponding reduction (from 175,000 to 160,666) in the number of shares subject to such award. The stock option agreement with respect to the Original Higgins Option provides for vesting over four years, with 12.5% of the total number of shares subject to the option vesting on the date that was six months after the date of grant and the remaining shares subject to the option vesting in 42 equal monthly installments thereafter, subject to Mr. Higgins’ continued status as an employee, director or consultant to the Company or its subsidiaries on each such date (the “Original Higgins Option Agreement”).

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Voided 12,000 shares subject to the restricted stock unit award granted to Mr. Higgins on February 9, 2012 (the “Original Higgins RSU”), and made a corresponding reduction (from 18,000 to 6,000) in the number of shares subject to such award. The restricted stock unit award agreement with respect to the Original Higgins RSU provides for vesting over three years, in three equal annual installments on February 15, 2013, February 15, 2014 and February 15, 2015, subject to Mr. Higgins’ continued status as an employee, director or consultant to the Company or its subsidiaries on each such date (the “Original Higgins RSU Agreement”).

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Effective June 3, 2013, the compensation committee of the board of directors of the Company (the “Committee”) granted to Mr. Higgins a stock option award with respect to 14,334 shares of common stock of the Company. This new stock option award has a grant date of June 3, 2013, an exercise price of $32.00 per share (representing the closing price of the Company’s common stock on such date) and the vesting and expiration provisions applicable to the options subject to this new stock option are intended to mirror those applicable to the voided portion of the Original Higgins Option. As a result, this new stock option will be vested as to 4,473 shares on the date of grant, and the remaining shares subject to the option will vest in 33 equal monthly installments on the ninth day of each calendar month following the date of grant, commencing June 9, 2013 and continuing through February 9, 2016, subject to Mr. Higgins' continued status as an employee, director or consultant to the Company or its subsidiaries on each such date.

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Effective June 3, 2013, the Committee granted to Mr. Higgins a restricted stock unit award with respect to 12,000 shares of common stock of the Company. The vesting provisions of this new restricted stock unit award are intended to mirror those applicable to the voided portion of the Original Higgins RSU. As a result, this new restricted stock unit award will vest in two equal annual installments on February 15, 2014 and February 15, 2015, subject to Mr. Higgins’ continued status as an employee, director or consultant to the Company or its subsidiaries on each such date.

In addition, as described in the Supplement to the Proxy Statement filed by the Company with the SEC on June 4, 2013, the Company took the following actions with respect to Matthew W. Foehr, the Company’s Executive Vice President and Chief Operating Officer, on June 3, 2013:

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Voided one share subject to the stock option award granted to Mr. Foehr on April 18, 2011 (the “Original Foehr Option”), and made a corresponding reduction (from 165,000 to 164,999) in the number of shares subject to such award. The stock option agreement with respect to the Original Foehr Option provides for the vesting of 100,000 shares subject to the Original Foehr Option consistent with the time-based vesting schedule described above for the Original Higgins Option

(the “Original Foehr Option Agreement”). The remaining 65,000 options were subject to performance-based vesting, of which options to purchase 50,000 shares have vested and options to purchase 15,000 shares were automatically forfeited after the end of 2012 and are no longer outstanding.

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Voided 8,333 shares subject to the restricted stock unit award granted to Mr. Foehr on April 18, 2011 (the “Original Foehr RSU”), and made a corresponding reduction (from 25,000 to 16,667) in the number of shares subject to such award. The restricted stock unit award agreement with respect to the Original Foehr RSU provides for vesting over three years, in three equal annual installments on April 18, 2012, April 18, 2013 and April 18, 2014, subject to Mr. Foehr’s continued status as an employee, director or consultant to the Company or its subsidiaries on each such date (the “Original Foehr RSU Agreement”).

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Effective June 3, 2013, the Committee granted to Mr. Foehr a restricted stock unit award with respect to 8,333 shares of common stock of the Company. The vesting provisions of this new restricted stock unit award are intended to mirror those applicable to the voided portion of the Original Foehr RSU. As a result, this new restricted stock unit award will vest on April 18, 2014, subject to Mr. Foehr’s continued status an employee, director or consultant to the Company or its subsidiaries on such date.

The aforementioned agreements are qualified by reference to the Original Higgins Option Agreement and the Original Foehr Option Agreement, each of which were issued on the Company’s standard form of option agreement as described and filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and the Original Higgins RSU Agreement and the Original Foehr RSU Agreement, each of which were issued on the Company’s standard form of restricted stock unit agreement as described and filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which are incorporated herein by reference. The Supplement to the Proxy Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Supplement to Proxy Statement for Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.
LIGAND PHARMACEUTICALS INCORPORATED

Date: June 4, 2013	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplement to Proxy Statement for Annual Meeting of Stockholders